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                                                                   EXHIBIT 10.1





                          MOTOR CARGO INDUSTRIES, INC.
                1999 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS




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                          MOTOR CARGO INDUSTRIES, INC.
                1999 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS


                                     ARTICLE



I.            PURPOSES........................................................................................1
II.           AMOUNT OF STOCK SUBJECT TO THE PLAN.............................................................1
III.          ADMINISTRATION..................................................................................1
IV.           ELIGIBILITY.....................................................................................3
V.            OPTION PRICE AND PAYMENT........................................................................3
VI.           TERMS OF OPTIONS AND LIMITATIONS ON THE RIGHT
              OF EXERCISE.....................................................................................4
VII.          TERMINATION OF DIRECTORSHIP.....................................................................5
VIII.         EXERCISE OF OPTIONS.............................................................................6
IX.           USE OF PROCEEDS.................................................................................6
X.            NON-TRANSFERABILITY OF OPTIONS..................................................................7
XI.           ADJUSTMENT OF SHARES; EFFECT OF CERTAIN
              TRANSACTIONS....................................................................................7
XII.          RIGHT TO TERMINATE DIRECTORSHIP.................................................................8
XIII.         PURCHASE FOR INVESTMENT.........................................................................8
XIV.          ISSUANCE OF STOCK CERTIFICATES; LEGENDS;
              PAYMENT OF EXPENSES.............................................................................9
XV.           LISTING OF SHARES AND RELATED MATTERS..........................................................10
XVI.          AMENDMENT OF THE PLAN..........................................................................10
XVII.         TERMINATION OR SUSPENSION OF THE PLAN..........................................................10
XVIII.        SAVINGS PROVISION..............................................................................10
XIX.          GOVERNING LAW..................................................................................11
XX.           PARTIAL INVALIDITY.............................................................................11
XXI.          EFFECTIVE DATE.................................................................................11



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                          MOTOR CARGO INDUSTRIES, INC.
                1999 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS


I.       PURPOSES

         Motor Cargo Industries, Inc. (the "Company") desires to afford certain of the non-employee members of the Board of Directors of the Company an opportunity to acquire a proprietary interest in the Company, and thus to create in such directors an increased interest in and a greater concern for the welfare of the Company and its subsidiaries and to increase their identification with the interests of the stockholders of the Company.

         The stock options ("Options") granted under the Plan are not intended to be options that meet the requirements for incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

II.      AMOUNT OF STOCK SUBJECT TO THE PLAN

         The total number of Common Shares of the Company which either may be purchased pursuant to the exercise of Options granted under the Plan shall not exceed, in the aggregate, One Hundred Thousand (100,000) of the currently authorized Common Shares, no par value, of the Company (the "Shares"), such number to be subject to adjustment in accordance with Article XI of the Plan. Shares that are the subject of Options shall be counted only once in determining whether the maximum number of Shares that may be purchased or awarded under the Plan has been exceeded.

         Shares which may be acquired under the Plan may be either authorized but unissued Shares, Shares of issued stock held in the Company's treasury, or both, at the discretion of the Company. If and to the extent that Options granted under the Plan expire or terminate without having been exercised, the Shares covered by such expired or terminated Options may again be subject to an Option under the Plan.

         Subject to Article XXI hereof, the Company may, from time to time during the period beginning on January 1, 1999 (the "Effective Date") and ending on December 31, 2008 (the



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"Termination Date"), grant to non-employee directors of the Company Options under the terms hereinafter set forth.

III.     ADMINISTRATION

         The board of directors of the Company (the "Board of Directors") shall designate from among its members a committee (the "Committee") to administer the Plan. The Committee shall consist of no fewer than two members of the Board of Directors. A majority of the members of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee shall be the act of the Committee. Any member of the Committee may be removed at any time either with or without cause by resolution adopted by the Board of Directors, and any vacancy on the Committee at any time may be filled by resolution adopted by the Board of Directors.

         Any or all powers and functions of the Committee may be exercised at any time and from time to time by the Board of Directors or an executive committee of the Board of Directors (the "Executive Committee"; references below to the Committee shall be deemed to include references to the Board of Directors and the Executive Committee, except as the context otherwise requires).

         Subject to the express provisions of the Plan, the Committee shall have authority in its discretion, to determine the persons to whom Options shall be granted, the time when such persons shall be granted Options, the number of Shares which shall be subject to each Option, the purchase price of each Share which shall be subject to each Option, the period(s) during which such Options shall be exercisable (whether in whole or part), and the other terms and provisions thereof (which need not be identical).

         Subject to the express provisions of the Plan, the Committee also shall have authority to construe the Plan and the Options granted thereunder, to amend the Plan and the Options granted thereunder, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the Options (which need not be identical) and to make all other determinations necessary or advisable for administering the Plan. The Committee also shall have the authority to require, in its discretion as a condition of the



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granting of any such Option, that the director agree (a) not to sell or otherwise dispose of Shares acquired pursuant to the exercise of such Option for a period of six (6) months following the date of the acquisition of such Option. In no event will a director who is subject to the reporting requirements of
Section 16(a) of the Exchange Act be entitled to sell or otherwise dispose of any Shares acquired pursuant to exercise of any such Options for a period of six
(6) months from the date of the acquisition of such Options.

         The determination of the Committee on matters referred to in this
Article III shall be conclusive.

         The Committee may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company. No member or former member of the Board of Directors, the Executive Committee or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award of Options granted hereunder.

IV.      ELIGIBILITY

         Options may be granted only to non-employee directors of the Company. The Plan does not create a right in any person to participate in the Plan, nor does it create a right in any person to have any Options granted to him or her.

V.       OPTION PRICE AND PAYMENT

         The price for each Share purchasable under any Option granted hereunder shall be such amount as the Committee shall, in its best judgment, determine to be not less than seventy-five percent (75%) of the fair market value per Share at the date the Option is granted.

         If the Shares are listed on a national securities exchange in the United States on any date on which the fair market value per Share is to be determined, the fair market value per Share shall be deemed to be the closing quotation at which such Shares are sold on such national securities exchange on the



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date such Option is granted. In the event that the Shares are listed on a national securities exchange in the United States on such date but the Shares are not traded on such date, or such national securities exchange is not open for business on such date, the fair market value per Share shall be determined as of the closest preceding date on which such exchange shall have been open for business and the Shares were traded. If the Shares are listed on more than one national securities exchange in the Untied States on the date any such Option is granted, the Committee shall determine which national securities exchange shall be used for the purpose of determining the fair market value per Share.

         If on the date any Option is granted a public market exists for the Shares but such Shares are not listed on a national securities exchange in the United States, the fair market value per Share shall be deemed to be the average of the closing bid and asked quotations in the over-the-counter market for such Shares in the United States on the date such Option is granted. In the event that there are no bid and asked quotations in the over-the-counter market in the United States for such Shares on the date such Option is granted, the fair market value per Share shall be deemed to be the average of the closing bid and asked quotations in the over-the-counter market in the United States for such shares on the closest date preceding the date such Option is granted for which such quotations are available.

         For purposes of this Plan, the determination by the Committee of the fair market value of a Share shall be conclusive.

         Upon the exercise of an Option granted hereunder, the Company shall cause the purchased Shares to be issued only when it shall have received the full purchase price for the Shares in cash; provided, however, that in lieu of cash, the holder of an Option may, if the terms of such Option so provide and to the extent permitted by applicable law, exercise an Option in whole or in part, by delivering to the Company Common Shares of the Company (in proper form for transfer and accompanied by all requisite stock transfer tax stamps or cash in lieu thereof) owned by such holder having a fair market value equal to the cash exercise price applicable to that portion of the Option being exercised by the delivery of such shares, the fair market value of the Common Shares so delivered to be determined as of the date



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immediately preceding the date on which the Option is exercised, or as may be required in order to comply with or to conform to the requirements of any applicable laws or regulations.

VI.      TERMS OF OPTIONS AND LIMITATIONS ON THE RIGHT OF EXERCISE

         Any Option granted hereunder shall be exercisable at such times, in such amounts and during such period or periods as the Committee shall determine at the date of the grant of such Option. The Committee shall have the right to accelerate, in whole or in part, from time to time, conditionally or unconditionally, rights to exercise any Option granted hereunder.

         To the extent that an Option is not exercised within the period of exercisability specified therein, it shall expire as to the then unexercised part.

         In no event shall an Option granted hereunder be exercised for a fraction of a Share.

         A person entitled to receive Shares upon the exercise of an Option shall not have the rights of a stockholder with respect to such Shares until the date of issuance of a stock certificate to him for such Shares; provided, however, that until such stock certificate is issued, any holder of an Option using previously acquired Shares in payment of an option exercise price shall continue to have the rights of a stockholder with respect to such previously acquired Shares.


VII.     TERMINATION OF DIRECTORSHIP

         Upon termination of the directorship with the Company of any non-employee director, any Option previously granted to the director, unless otherwise specified by the Committee in the Option, shall, to the extent not theretofore exercised, terminate and become null and void; provided, however, that:

                  (a) if the director shall die while a director of the Company or during either the three (3) month or one (1) year period, whichever is applicable, specified in clause (b) below and at a time when such director was entitled to exercise an Option as herein provided, the


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         legal representative of such director, or such person who acquired such
         Option by bequest or inheritance or by reason of the death of the director, may, not later than one (1) year from the date of death, exercise such Option, to the extent not theretofore exercised, in respect of any or all of such number of Shares as specified by the Committee in such Option; and

                  (b) if the directorship of any non-employee director to whom such Option shall have been granted shall terminate for any reason other than for cause, and while such director is entitled to exercise such Option as herein provided, such director shall have the right to exercise such Option so granted in respect of any or all of such number of Shares as specified by the Committee in such Option, at any time up to and including (i) three (3) months after the date of such termination of directorship, and (ii) one (1) year after the date of termination of directorship in the case of termination by reason of disability.

         In no event, however, shall any person be entitled to exercise any Option after the expiration of the period of exercisability of such Option, as specified therein.

         If the directorship of a non-employee director is terminated for cause, any Option granted hereunder shall, unless otherwise specified by the Committee in the Option, forthwith terminate with respect to any unexercised portion thereof.

         If an Option granted hereunder shall be exercised by the legal representative of a deceased grantee or by a person who acquired an Option granted hereunder by bequest or inheritance or by reason of the death of any director or former director, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative or other person to exercise such Option.

         For the purposes of the Plan, the term "for cause" shall mean as determined by the Committee or the Board of Directors, in its sole discretion,
(i) there has been a theft, embezzlement, or other criminal misappropriation of funds by the director, whether from the Company or any other person; (ii)



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there has been an incident or occurrence of substance abuse by the director that impaired or that impairs the director's ability to perform his duties and responsibilities to the Company; (iii) director has been convicted of or has entered a plea of guilty or nolo contendere to a felony or to any other crime, which other crime is punishable by incarceration for a period of one (1) year or longer, or which is a crime involving moral turpitude; or (iv) the director has in a material way, engaged in conduct injurious to the Company.


VIII.    EXERCISE OF OPTIONS

         Options granted under the Plan shall be exercised by the optionee as to all or part of the Shares covered thereby by the giving of written notice of the exercise thereof to the Corporate Secretary of the Company at the principal business office of the Company, specifying the number of Shares to be purchased and accompanied by payment of the purchase price. Subject to the terms of Articles XIII, XIV and XV hereof, the Company shall cause certificates for the Shares so purchased to be delivered at the principal business office of the Company, against payment of the full purchase price, on the date specified in the notice of exercise.

IX.      USE OF PROCEEDS

         The cash proceeds of the sale of Shares subject to the Options granted hereunder are to be added to the general funds of the Company and used for its general corporate purposes as the Board of Directors shall determine.

X.       NON-TRANSFERABILITY OF OPTIONS

         An Option granted hereunder shall not be transferable, whether by operation of law or otherwise, other than by will or the laws of descent and distribution, and any Option granted hereunder shall be exercisable, during the lifetime of the holder, only by such holder. Except to the extent provided above, Options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.



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XI.      ADJUSTMENT OF SHARES; EFFECT OF CERTAIN TRANSACTIONS

         Notwithstanding any other provision contained herein, in the event of any change in the Shares subject to the Plan or to any Option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or other like change in capital structure of the Company), the Committee shall make appropriate adjustments to the maximum number of Shares which may be acquired under the Plan pursuant to the exercise of Options, the maximum number of shares for which Options may be granted to any one director or the non-employee directors of the Company as a group, and the number of Shares and price per Share subject to outstanding Options as shall be equitable to prevent dilution or enlargement of rights under such Options, and the determination of the Committee as to these matters shall be conclusive.

         In the event of a "change in control" of the Company, all then outstanding Options shall immediately become exercisable. For purposes of the Plan, a "change in control" of the Company occurs if (a) more than fifty percent (50%) of the total combined voting power of all classes of stock of the Company normally entitled to vote for the election of directors of the Company is acquired by another person, firm or corporation or by a cooperating group of such individuals or entities, or (b) the Board of Directors approves a consolidation or merger of the Company with another corporation, the consummation of which would result in the occurrence of an event described in clause (a) above.

         The Committee, in its sole discretion, may determine that, upon the occurrence of a transaction described in the preceding paragraph, each Option outstanding hereunder shall terminate within a specified number of days after notice to the holder, and such holder shall receive, with respect to each Share subject to such Option, an amount equal to the excess of the fair market value of such Shares immediately prior to the occurrence of such transaction over the exercise price per Share of such Option; such amount shall be payable in cash, in one or more of the kinds of property payable in such transaction, or in a combination thereof, as the Committee in its discretion shall determine. The provisions contained in the preceding sentence shall be inapplicable to an Option granted within six (6) months



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before the occurrence of a transaction described above if the holder of such
Option is subject to the reporting requirements of Section 16(a) of the Exchange Act.


XII.     RIGHT TO TERMINATE DIRECTORSHIP

         Neither the Plan nor any Option shall confer upon the director any right with respect to continuing his or her relationship as a director of the Company, nor shall the Plan or any Option interfere in any way with the director's right or the Company's right to terminate such relationship, with or without cause.


XIII.    PURCHASE FOR INVESTMENT

         Except as hereinafter provided, the Committee may require the holder of an Option granted hereunder, as a condition of exercise of such Option, to execute and deliver to the Company a written statement in form satisfactory to the Committee, in which such holder represents and warrants that such holder is purchasing or acquiring the Shares acquired thereunder for such holder's own account, for investment only and not with a view to the resale or distribution thereof, and agrees that any subsequent resale or distribution of any of such Shares shall be made only pursuant to either (i) a Registration Statement on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), which Registration Statement has become effective and is current with regard to the Shares being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the holder shall, prior to any offer of sale or sale of such Shares, obtain a prior favorable written opinion of counsel, in form and substance satisfactory to counsel of the Company, as to the application of such exemption thereto. The foregoing restriction shall not apply to (x) issuances by the Company so long as the Shares being issued are registered under the Securities Act and a prospectus in respect thereof is current or (y) reofferings of Shares by affiliates of the Company (as defined in Rule 405 or any successor rule or regulation promulgated under the Securities Act) if the Shares being reoffered are registered under the Securities Act and a prospectus in respect thereof is current.



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         Nothing herein shall be construed as requiring the Company to register
Shares subject to any Option under the Securities Act. In addition, if at any time the Committee shall determine that the listing or qualification of the Shares subject to such Option on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of an Option, or the issuance of Shares thereunder, such Option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

XIV.     ISSUANCE OF STOCK CERTIFICATES; LEGENDS; PAYMENT OF EXPENSES

         Upon any exercise of an Option which may be granted hereunder and, in the case of an Option, payment of the purchase price, a certificate or certificates for the Shares shall be issued by the Company in the name of the person exercising the Option and shall be delivered to or upon the order of such person.

         The Company may endorse such legend or legends upon the certificates for Shares issued pursuant to the Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such Shares as the Committee, in its discretion, determines to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, or (b) implement the provisions of the Plan and any agreement between the Company and the optionee or grantee with respect to such Shares.

         The Company shall pay all issue or transfer taxes with respect to the issuance or transfer of Shares, as well as all fees and expenses necessarily incurred by the Company in connection with such issuance or transfer, except fees and expenses which may be necessitated by the filing or amending of a Registration Statement under the Securities Act, which fees and expenses shall be borne by the recipient of the Shares unless such Registration Statement has been filed by the Company for its own corporate purposes (and the Company so states) in which event the recipient of the Shares shall bear only such fees and


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expenses as are attributable solely to the inclusion of the Shares he or she receives in the Registration Statement.

         All Shares issued as provided herein shall be fully paid and nonassessable to the extent permitted by law.


XV.      LISTING OF SHARES AND RELATED MATTERS

         The Board of Directors may delay any issuance or delivery of Shares if it determines that listing, registration or qualification of Shares covered by the Plan upon any national securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of Shares under the Plan, until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board of Directors.

XVI.     AMENDMENT OF THE PLAN

         The Board of Directors may, from time to time, amend the Plan, provided that no amendment shall be made, without the approval of the stockholders of the Company, that will (a) increase the total number of Shares reserved for Options under the Plan (other than an increase resulting from an adjustment provided for in Article XI hereof), (b) modify the provisions of the Plan relating to eligibility, or (c) materially increase the benefits accruing to participants under the Plan, unless permitted by applicable law. The rights and obligations under any Option granted before amendment of the Plan or any unexercised portion of such Option shall not be adversely affected by amendment of the Plan or the Option without the consent of the holder of such Option.

XVII.    TERMINATION OR SUSPENSION OF THE PLAN

         The Board of Directors may at any time suspend or terminate the Plan. The Plan, unless sooner terminated by action of the Board of Directors, shall terminate at the close of business on the Termination Date. Options may not be granted while the Plan is suspended or after it is terminated. Rights and obligations under any Option granted while the Plan is in



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effect shall not be altered or impaired by suspension or termination of the
Plan, except upon the consent of the person to whom the Option was granted. The power of the Committee to construe and administer any Options granted prior to the termination or suspension of the Plan under Article III nevertheless shall continue after such termination or during such suspension.

XVIII.   SAVINGS PROVISION

         With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

XIX.     GOVERNING LAW

         The Plan and Options as may be granted hereunder and all related matters shall be governed by, and construed and enforced in accordance with, the domestic substantive laws of the State of Utah, without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any other jurisdiction.


XX.      PARTIAL INVALIDITY

         The invalidity or illegality of any provision herein shall not be deemed to affect the validity of any other provision.

XXI.     EFFECTIVE DATE

         The Plan shall become effective at 9:00 a.m., Salt Lake City time, on the Effective Date; provided, however, that if the Plan is not approved by a vote of the stockholders of the Company at an annual meeting or any special meeting or by unanimous written consent within twelve (12) months after the Effective Date, the Plan and any Options granted thereunder shall terminate.





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